UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Edesa Biotech, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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Explanatory Note:

This Amendment No. 1 (this “Amendment No. 1”) to the definitive proxy statement for the 2020 Annual Meeting of Shareholders that was filed with the Securities and Exchange Commission on March 23, 2020 (the “Original Filing”) amends and restates the Original Filing to provide copies of the proxy card and voting instruction form following the proxy statement.  Except for the inclusion of the proxy card and voting instruction form, this Amendment No. 1 does not make any further changes to the Original Filing.

Edesa Biotech, Inc.
100 Spy Court
Markham, ON L3R 5H6 Canada

NOTICE OF 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be held Wednesday, May 13, 2020

To the Shareholders of Edesa Biotech, Inc.:

Notice is hereby given that the 2020 Annual General Meeting of Shareholders (the “Annual Meeting”) of Edesa Biotech, Inc. (the “Company” or “Edesa”) will be held at 10:00 a.m. (local time) on Wednesday, May 13, 2020, at the Edesa Biotech Corporate Offices, located at 100 Spy Court, Markham, ON L3R 5H6. If you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 10:00 a.m. EDT on May 11, 2020) to investors@edesabiotech.com and please include your name in the subject line of the e-mail. The following summarizes the matters to be considered and acted upon:

1.
The election of seven (7) directors, nominated by the Company’s Board of Directors, to serve until the Company’s annual meeting of shareholders to be held in 2021 or until their successors are duly elected and qualified;

2.	the appointment of MNP LLP as the Company’s auditors and independent registered public accounting firm for the ensuing year; and

3.	such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 16, 2020 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Your vote is important. To assure your representation at the Annual Meeting, you are urged to sign, date and return the proxy as soon as possible, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote by telephone or on the Internet. You may vote in person at the Annual Meeting even if you have previously returned a proxy.

By Order of the Board of Directors,

/s/ Pardeep Nijhawan
Pardeep Nijhawan, MD
Director, Chief Executive Officer and Corporate Secretary
(Principal Executive Officer)

Markham, ON, Canada
March 23, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 13, 2020. This Proxy Statement, along with our Annual Report on Form 10-K for the year ended September 30, 2019, is available at: http://www.proxyvote.com/.

Edesa Biotech, Inc.
100 Spy Court
Markham, ON L3R 5H6 Canada

PROXY STATEMENT

General Information Concerning Voting and Solicitation

This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors (the “Board”) of Edesa Biotech, Inc., a British Columbia corporation (“we”, “us”, “Edesa”, or the “Company”), of proxies in the accompanying form to be used at the 2020 Annual General Meeting of Shareholders of the Company to be held at the Edesa Biotech Corporate Offices, located at 100 Spy Court, Markham, ON L3R 5H6 at 10:00 a.m. (local time) on Wednesday, May 13, 2020, and at any adjournments or postponements thereof (the “Annual Meeting”).

As a British Columbia corporation subject to the reporting requirements of the U.S Securities and Exchange Commission, our proxy disclosure has been prepared to comply with U.S. proxy disclosure requirements as allowed under National Instrument 51-102F6.

Our Board of Directors has fixed March 16, 2020 as the record date for determining those shareholders entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on March 16, 2020 will be entitled to vote at the Annual Meeting. These materials are first being sent or given to the shareholders on or about March 31, 2020. This proxy statement gives you information on the proposals to be presented at the Annual Meeting so that you can make an informed decision.

Questions and Answers about the Proxy Materials and the Annual Meeting

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended September 30, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2019 (the “Annual Report”).

If you requested printed versions of these proxy materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s shareholders. Canadian shareholders will receive printed copies of the proxy materials unless they elected to receive proxy materials by email. Most other shareholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Internet Availability Notice. All shareholders will have the ability to access the proxy materials on the Website referred to in the Internet Availability Notice or request to receive a printed or electronic set of the proxy materials. Shareholders may request to receive proxy materials in printed form or electronically by email, by telephone, mail or by logging on to http://www.proxyvote.com/. The Company encourages shareholders to take advantage of the availability of proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

●	View the Company’s proxy materials for the Annual Meeting on the Internet; and

●	Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will reduce the Company’s costs of printing and mailing documents to you, which will favorably impact the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

What proposals will be voted on at the Annual Meeting?

The following two proposals will be voted on at the Annual Meeting:

●	The election of seven (7) directors, nominated by our Board, to serve until our annual meeting of shareholders to be held in 2021 or until their successors are duly elected and qualified; and

●	The appointment of MNP LLP as our auditors and independent registered public accounting firm for the ensuing year.

How does the Board recommend that I vote on the proposals?

Our Board of Directors unanimously recommends that the shareholders vote “FOR” each of the nominees for Director and “FOR” the appointment of MNP LLP as our auditors and independent registered public accounting firm for the ensuing year.

Will there be any other items of business on the agenda?

At present, management knows of no additional business to be presented at the Annual Meeting, but if other business is presented, the persons named in the proxy card and acting under the proxy card as proxy holders will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on March 16, 2020 may vote at the Annual Meeting. As of the close of business on March 16, 2020, there were 8,859,159 common shares outstanding, all of which are entitled to vote at the Annual Meeting.

How many votes am I entitled to per share?

Each shareholder is entitled to one (1) vote for each common share held as of the record date on all matters properly brought before the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, Inc., you are considered, with respect to those shares, the shareholder of record. As a shareholder of record, the Internet Availability Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the Internet Availability Notice was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form”. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Shares held in “street name” by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote those shares on a proposal are referred to as “broker non-votes.” Under current rules, brokers, banks or other nominees may not vote and have no discretionary authority to vote shares on the election of directors, executive compensation matters and other governance matters, or “non-routine” matters, unless they receive specific voting instructions from their clients.

Your bank or broker does not have discretion to vote uninstructed shares on the proposals in this Proxy Statement, except for Proposal No. 2 to appoint our auditors and independent registered public accounting firm for the ensuing year.

If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on Proposal No. 1, the election of directors. Accordingly, for your vote to be counted, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the Annual Meeting. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

If I am a shareholder of record, how do I vote my shares?

There are three ways to vote:

●	By Mail – If you received printed copies of the proxy materials by mail, you may vote your proxy by filing out the proxy card and sending it back in the envelope provided.

●
By Telephone or the Internet – We have established telephone and Internet voting procedures for shareholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. The toll-free telephone number for telephone voting is 1-800-690-6903. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. The website for Internet voting is http://www.proxyvote.com/. As with telephone voting, you will be able to confirm that your instructions have been properly recorded. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time, on Tuesday, May 12, 2020.

●
In Person – If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive. Due to the limited seating and for security purposes, if you wish to attend the Annual Meeting in person, you will be required to RSVP at least 48 hours prior to the Annual Meeting (or by 10:00 a.m. EDT on May 11, 2020) to investors@edesabiotech.com with your name in the subject line.

If I am a beneficial owner of shares held in street name, how do I vote my shares?

There are three ways to vote:

●
By Mail – If you received printed copies of the proxy materials by mail, you may vote your proxy by filing out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●
By Telephone or the Internet – You may vote by proxy via telephone by calling 1-800-690-6903. You may vote by proxy via telephone or the Internet at http://www.proxyvote.com/, as further set forth in the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●
In Person – Shares held in “street name” may be voted by you in person at the Annual Meeting only if you obtain a “legal proxy” from the bank, broker or other agent that holds your shares, which “legal proxy” grants you the right to vote the shares. You must present that “legal proxy” to attend the Annual Meeting and to be entitled to vote in person shares that are held for you in “street name.”

What is the proxy card?

The proxy card enables you to appoint each of Pardeep Nijhawan, a Director and our Chief Executive Officer and Corporate Secretary, and Michael Brooks, our President, as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

I share an address with another shareholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

As permitted under SEC rules, we have adopted a procedure called “householding”. Under this procedure, we deliver a single copy of the Internet Availability Notice and, if applicable, the proxy materials to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Internet Availability Notice and, if applicable, the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Internet Availability Notice and, if applicable, the proxy materials, shareholders may contact us as follows:

 Edesa Biotech, Inc.
100 Spy Court
Markham, ON L3R 5H6 Canada
Attention: Corporate Secretary

Shareholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of the proxy materials:

●	By Mail: You may obtain a paper copy of the proxy materials by writing to us at Edesa Biotech, Inc., 100 Spy Court, Markham, ON L3R 5H6 Canada, Attn: Corporate Secretary.

●	By Telephone: You may obtain a paper copy of the proxy materials by calling 1-800-579-1639.

●	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com/.

●
By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com. You must provide the control number from your proxy notice to request a paper copy of the proxy materials by email.

Please make your request for a paper copy as instructed above on or before April 29, 2020 to facilitate timely delivery.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. A proxy may be revoked at any time prior to its exercise:

●
by submitting a written notice revoking that proxy, addressed to our Corporate Secretary at our executive offices located at 100 Spy Court, Markham, ON L3R 5H6 Canada, at any time up to and including the last business day before the Annual Meeting,

●	if you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be, or

●	at the Annual Meeting prior to the taking of a vote.

Any shareholder entitled to vote at the Annual Meeting may attend the meeting and vote in person on any matter presented for a vote to our shareholders at the meeting, whether or not that shareholder has previously given a proxy. However, attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to our Corporate Secretary before any vote in which the proxy has been given. If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares for you, you must follow directions received from your broker, bank or other nominee to change those instructions.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees, and “FOR” the appointment of MNP LLP as our auditors and independent registered public accounting for the ensuing year.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published by the Company in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Annual Meeting. The Company is also required to file on SEDAR a brief description of the proposals voted upon at the Annual Meeting and the outcome of the votes for such proposals promptly following the Annual Meeting, which description must include the percentage of votes for and against such proposals.

What constitutes a quorum?

Our Amended and Restated Articles require the representation of at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least thirty-three and one-third percent (33-1/3%) of the issued shares entitled to be voted at the meeting, in order to establish a quorum for the transaction of business. Abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

What is the vote required for a proposal to pass?

●
Proposal No. 1 — Election of directors: The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

●
Proposal No. 2 — Appointment of our auditors and independent registered public accounting firm: The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Who will pay the costs of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

Edesa Biotech, Inc.
100 Spy Court
Markham, ON L3R 5H6 Canada

PROXY STATEMENT

INTRODUCTION

2020 Annual General Meeting of Shareholders

This Proxy Statement is being furnished to the holders of our common shares in connection with the solicitation of proxies for use at the 2020 Annual General Meeting of Shareholders of the Company (the “Annual Meeting”). The Annual Meeting is to be held at 10:00 a.m. (local time) on Wednesday, May 13, 2020, at the Edesa Biotech Corporate Offices, located at 100 Spy Court, Markham, ON L3R 5H6, and at any adjournment or adjournments thereof. Due to the limited seating and for security purposes, if you wish to attend the Annual Meeting in person, you will be required to RSVP at least 48 hours prior to the Annual Meeting (or by 10:00 a.m. EDT on May 11, 2020) to investors@edesabiotech.com with your name in the subject line.

Record Date

The Board of Directors of the Company (the “Board”) has fixed the close of business on March 16, 2020 (the “Record Date”) as the Record Date for the determination of shareholders entitled to notice of, and to vote and act at, the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Annual Meeting.

Proposals to be Submitted at the Annual Meeting

At the Annual Meeting, shareholders will be acting upon the following proposals:

1.
To elect Lorin Johnson, Sean MacDonald, Pardeep Nijhawan, Frank Oakes, Paul Pay, Carlo Sistilli, and Peter van der Velden as directors to serve until the Company’s annual meeting of shareholders to be held in 2021 or until their successors are duly elected and qualified;

2.	To appoint MNP LLP as the Company’s auditors and independent registered public accounting firm for the ensuing year; and

3.	To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Principal Offices

The principal executive offices of the Company are located at 100 Spy Court, Markham, Ontario, Canada L3R 5H6. The Company’s telephone number at such address is (289) 800-9600.

Information Concerning Solicitation and Voting

As of the Record Date, there were 8,859,159 outstanding common shares, each share entitled to one (1) vote on each matter to be voted on at the Annual Meeting. Only holders of common shares on the Record Date will be entitled to vote at the Annual Meeting. The holders of common shares are entitled to one (1) vote on all matters presented at the Annual Meeting for each share held of record. The presence in person or by proxy of holders of record of at least thirty-three and one-third percent (33-1/3%) of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained. To be elected, the nominees named in Proposal 1 must receive the vote of a majority of the votes of the common shares cast in person or represented by proxy at the Annual Meeting. For the purposes of election of such director, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 2.

Expenses

The expense of preparing, printing and mailing the Internet Availability Notice and this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of common shares held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Attending the Annual Meeting

Only shareholders and our invited guests are permitted to attend the Annual Meeting. Due to the limited seating and for security purposes, if you wish to attend the Annual Meeting in person, you will be required to RSVP at least 48 hours prior to the Annual Meeting (or by 10:00 a.m. EDT on May 11, 2020) to investors@edesabiotech.com with your name in the subject line. To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a nominee holds your shares and you plan to attend the Annual Meeting, you should bring a brokerage statement showing your ownership of the shares as of the record date or a letter from the nominee confirming such ownership, and a form of personal identification. If you wish to vote your shares that are held by a nominee at the meeting, you must obtain a proxy from your nominee and bring such proxy to the meeting.

Shareholder Proposals for 2021 Annual Meeting

Shareholder proposals for inclusion in our proxy statement: If a shareholder wishes to present a proposal to be included in our proxy statement and form of proxy for our 2021 annual meeting of shareholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). One of the requirements is that the proposal must be received by our Corporate Secretary at our executive offices in Markham, Ontario, Canada no later than the close of business on December 1, 2020, which is 120 calendar days before March 31, 2021, the anniversary date that this proxy statement was released to shareholders in connection with the 2020 Annual Meeting. Such proposal must also comply with the applicable requirements as to form and substance established by the SEC if those proposals are to be included in the proxy statement and form of proxy. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of the Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials.

Other shareholder proposals: The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting was made.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, or any person who has held such a position since the beginning of the last completed financial year of the Company, nor any nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting other than the election of directors and as may be set out herein.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS TO BE SUBMITTED AT THE MEETING.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

Each director is elected annually to serve until the next annual meeting of shareholders, or until his or her successor is duly elected. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Lorin Johnson, Sean MacDonald, Pardeep Nijhawan, Frank Oakes, Paul Pay, Carlo Sistilli and Peter van der Velden to hold office until the 2021 annual meeting of shareholders or until their respective successors have been duly elected and qualified. In the event that any of the nominees shall be unable or unwilling to serve as a director, the Board shall reserve discretionary authority to vote for a substitute or substitutes. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Information as to our Board of Directors and Nominees

Name	Age	Position(s) Held	Director Since
Lorin Johnson, PhD (2)	67	Director	June 7, 2019
Sean MacDonald (1)(2)(3)	43	Chairman of Board of Directors	June 7, 2019
Pardeep Nijhawan, MD	49	Director, Chief Executive Officer and Corporate Secretary	June 7, 2019
Frank Oakes	69	Director	April 9, 2010
Paul Pay (1)(2)	65	Director	June 7, 2019
Carlo Sistilli, CPA, CMA (1)(3)	63	Director	June 7, 2019
Peter van der Velden (3)	58	Director	June 7, 2019

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers. None of the Company’s directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

Biographies and Qualifications. The biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a director of our Company are as follows:

Lorin Johnson, PhD is a seasoned pharmaceutical entrepreneur and innovator with more than 30 years of experience in building companies. He has been a member of our board of directors since June 2019, having previously served as a director of the company’s principal operating subsidiary, Edesa Biotech Research, Inc., from its founding in January 2015 to January 2016. Dr. Johnson is currently the Chief Scientist of Glycyx Pharma Ventures Ltd., a biopharma investment and development company he founded in March 2016. Prior to Glycyx, Dr. Johnson co-founded Salix Pharmaceuticals, Inc., a specialty pharmaceutical company, and held senior leadership positions prior to its acquisition by Valeant Pharmaceuticals International, Inc. in April 2015. Earlier in his career, Dr. Johnson served as Director of Scientific Operations and Chief Scientist at Scios, Inc. (formerly California Biotechnology, Inc). In addition to Edesa, he currently serves on the boards of Innovate Biopharmaceuticals, Inc. (trading symbol INNT), Glycyx MOR, LTD, Kinisi Therapeutics, Ltd., Intact Therapeutics, Inc. and ATXA Therapeutics, Ltd. Dr. Johnson has also held academic positions at Stanford University School of Medicine where he served as an Assistant Professor of Pathology and at the University of California, San Francisco. He is the co-author of 76 journal articles and book chapters and is the co-inventor on 23 issued patents. Dr. Johnson holds a PhD from the University of Southern California and was a Postdoctoral Fellow at the University of California, San Francisco. Dr. Johnson’s qualifications to serve on the board of directors include his knowledge of our business and his significant experience in the pharmaceutical industry.

Sean MacDonald has been our Chairman of the Board since June 2019, having previously served as a director of the company’s principal operating subsidiary, Edesa Biotech Research, Inc., since September 2017. Mr. MacDonald is currently the Head of Business Development for Cosmo Pharmaceuticals NV, a European gastroenterology focused pharmaceutical company, a position he has held since April 2019, as well as the chief executive of Corbin Therapeutics, a Montreal-based biotech company focused on treating neuroinflammation, a role he has held since October 2018. From October 2012 to October 2018, Mr. MacDonald held various operational and executive leadership roles at Pharmascience Inc., one of Canada’s largest pharmaceutical companies, including Vice President of Business Development and Corporate Development. He received his BSc in Molecular Biology and MBA from the University of Ottawa. Mr. MacDonald’s qualifications to serve on the board of directors include his extensive operational experience and background in the pharmaceutical/biotechnology industry.

Pardeep Nijhawan, MD, FRCPC, AGAF has served as our Chief Executive Officer, Corporate Secretary and a member of our board of directors since June 2019, having previously founded and led the company’s principal operating subsidiary, Edesa Biotech Research, Inc., since January 2015. Dr. Nijhawan is a seasoned pharmaceutical entrepreneur with 20 years of experience in cross-functional leadership roles in finance, marketing, corporate strategy and business development. Prior to Edesa, in 2002 Dr. Nijhawan founded Medical Futures Inc., and served as its CEO. He sold Medical Futures to Tribute Pharmaceuticals in 2015. Dr. Nijhawan also founded Digestive Health Clinic in 2000 and led it to become Canada’s largest provider of private endoscopy services. In 2014, he founded Exzell Pharma, a specialty Canadian-based pharmaceutical organization that markets and commercializes approved products. He continues to serve on the Boards of Exzell Pharma and Digestive Health Clinic. Dr. Nijhawan received his MD from the University of Ottawa and completed his internship at Yale University, and his internal medicine residency and fellowship at the Mayo Clinic. Dr. Nijhawan’s qualifications to serve on the board of directors include his extensive executive leadership and experience in the life sciences industry and his knowledge of our business as its chief executive.

Frank Oakes has more than 40 years of executive leadership experience. He has been a director of the company since April 2010 and served as the Chairman of the Board until June 2019. From 1999 to 2019, he also served as the President and Chief Executive Officer of the company’s legacy operating subsidiary, which he founded. Prior to founding Stellar Biotechnologies, Inc., he was the Chief Executive Officer of The Abalone Farm, Inc., where he led the company through the research and development, capitalization, and commercialization phases of development to become the largest abalone producer in the United States at the time. Mr. Oakes has consulted and lectured around the world. He received his BS degree from California State Polytechnic University, San Luis Obispo and is a graduate of the Los Angeles Regional Technology Alliance University’s management program. Mr. Oakes qualifications to serve on the board of directors include his extensive operational experience building companies and management teams and leading a U.S. and Canadian publicly listed life science company.

Paul Pay is an executive with 40 years of experience in the pharmaceutical/biotechnology industry. He has been a member of our board of directors since June 2019, having previously served as a director of the company’s principal operating subsidiary, Edesa Biotech Research, Inc., since its founding in January 2015. From November 2002 to present, he has led all business development activity at Norgine and is currently the Chief Business Development Officer and serves as a member of the company’s executive committee. Prior to joining Norgine, Mr. Pay held senior management positions at large, specialty and early-stage pharmaceutical companies, and cofounded a university spin-out company. His commercial roles have included sales, marketing, market research, licensing, business development, public relations, intellectual property and product development. In addition to Edesa, Mr. Pay is currently a director of Exzell Pharma, a specialty pharmaceutical company; Arc Medical Design, a medical device development company and a portfolio company of Norgine; and Norgine Ltd., an affiliate of Norgine. Mr. Pay is also the President and CEO of Merus Labs Inc., a Norgine wholly owned affiliate company. Mr. Pay received a BSC (hons) from the University of Leeds. Mr. Pay’s qualifications to serve on the board of directors include his extensive experience in the pharmaceutical/biotechnology industry and his knowledge of Edesa’s business.

Carlo Sistilli, CPA, CMA has more than 35 years of financial experience and has held a variety of executive positions in accounting and finance during his career. He has been a member of our board of directors since June 2019, having previously served as a board observer of the company’s principal operating subsidiary, Edesa Biotech Research, Inc., since September 2017. Mr. Sistilli has served as the Chief Financial Officer of Arista Homes since March 2003 to present. Prior to Arista, Mr. Sistilli was a founder and served as CFO and a board member of an Internet start-up company in the automotive sector, and played a key role in taking the company public on the Alberta Ventures Exchange. Earlier in his career, Mr. Sistilli was the Controller and a member of the senior management team of a major regional trust company, which Mr. Sistilli helped sell to Manulife Financial. In addition to his professional career, Mr. Sistilli is an officer and a member of the board of directors of Mother of Mercy Centre. Mr. Sistilli holds a Bachelor of Arts from York University, with a major in economics, Certified Management Accountant Designation and a Chartered Professional Accountant Designation. Mr. Sistilli’s qualifications to serve on the board of directors include his knowledge of Edesa’s business and his background in accounting and finance.

Peter van der Velden is an investor and business executive with more than 28 years of experience in building growth companies. He has been a member of our board of directors since June 2019, having previously served as a director of the company’s principal operating subsidiary, Edesa Biotech Research, Inc., since September 2017. From 2007 to present, Mr. van der Velden has been the Managing General Partner of Lumira Ventures, one of Canada’s largest dedicated life sciences venture capital investors. Mr. van der Velden currently serves on the boards of Exact Imaging, Medexus Pharmaceuticals (trading symbol PDDPF) and AmacaThera. His past corporate board roles include: Milcom Ventures, Spinal Kinetics, Alveolus Inc., CML Healthcare, First Aid Shot Therapy, Life Sciences Ontario, Skinstore.com, and Vendorlink.ca. Mr. van der Velden is a past President and Chairman of the Canadian Venture and Private Equity Association and currently serves on the board or as an advisor to a number of industry groups and non-profit organizations. Mr. van der Velden holds an MBA in Finance and Policy from the Schulich School of Business, and a MSc in Pathology and BSc (honors) in Life Sciences from Queen’s University. Mr. van der Velden’s qualifications to serve on the board of directors include his extensive operational experience building growth companies and his knowledge acquired from serving on the boards of other companies.

Vote Required

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of each of the nominees. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Recommendation

Our Board recommends that shareholders vote “FOR” the election of each of the director nominees identified in Proposal No. 1.

Corporate Governance

Board and Committee Meetings

Our Board held 3 meetings in fiscal year 2019 following the completion of the reverse acquisition and the appointment of all directors (except for Frank Oakes who served as a director for the full fiscal year) on June 7, 2019. Each director attended at least 75% of the aggregate number of meetings of the Board held during the period for which such director served on our Board, except for Lorin Johnson and Sean MacDonald who attended 2 of the 3 meetings following their appointment. Our directors are encouraged, but not required, to attend annual meetings. Frank Oakes attended our 2019 annual meeting of shareholders (all of our other directors were appointed following the 2019 annual meeting of shareholders), and all of our directors are expected to attend this Annual Meeting in person or by teleconference.

During fiscal year 2019 following the completion of the reverse acquisition and the appointment of all committee members, our Audit Committee held 1 meeting, our Compensation Committee held 3 meetings and our Nominating and Corporate Governance Committee held no meetings. Each director attended at least 75% of the aggregate number of meetings of the Committees held during the period for which such director served on those Committees.

Board Leadership Structure

The positions of our chairman of the board and chief executive officer are separate. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental roles of setting a company’s overall strategy and providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the chief executive officer must devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. Our board of directors also believes that this structure ensures a greater role for the independent directors in the oversight of the company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure.

Although our articles do not require the chairman and chief executive officer positions to be separate, our board of directors believes that having separate positions is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.

Role of Board in Risk Oversight Process

Our Board is responsible for overseeing our Company’s risk management and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board and committees. The risk oversight process includes receiving regular reports from committees of the Board and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk. The Audit Committee discusses with our independent auditors the major financial risk exposures and the steps management has taken to monitor and mitigate such exposures.

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”). Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must also be independent directors.

The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to the Company and its management.

As a result, the Board of Directors has affirmatively determined that Lorin Johnson, Sean MacDonald, Paul Pay, Carlo Sistilli and Peter van der Velden are “independent directors.” This means that our Board of Directors is composed of a majority of independent directors as required by Nasdaq. The Board of Directors has also affirmatively determined that all members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent directors.

Code of Ethics and Business Conduct and Insider Trading Policy

We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers, and employees, including our principal executive office, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Ethics and Business Conduct is available on the Investor Relations section of our website at edesabiotech.com/investors/governance, in the Corporate Governance section, under the Governance Documents section. We intend to satisfy the SEC’s disclosure requirements regarding amendments to, or waivers of, our Code of Ethics and Business Conduct by posting such information on our website. Copies of our Code of Ethics and Business Conduct may be obtained, free of charge, by writing to our Corporate Secretary, Edesa Biotech, Inc., 100 Spy Court, Markham, ON Canada L3R 5H6.

Information about our Board Committees

Our Board of Directors has appointed an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board of Directors has determined that each director who serves on these committees is “independent,” as that term is defined by the listing rules of Nasdaq and rules of the Securities and Exchange Commission. The Board of Directors has adopted written charters for its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Copies of these charters are available on our website at edesabiotech.com/investors/governance.

Audit Committee

Composition of the Audit Committee

Our Audit Committee is composed of Sean MacDonald, Paul Pay and Carlo Sistilli (chair). The purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. In that regard, the Audit Committee assists the Board in monitoring: (a) the integrity of our financial statements; (b) our independent auditor’s qualifications, independence, and performance; (c) the performance of our system of internal controls, financial reporting, and disclosure controls; and (d) our compliance with legal and regulatory requirements. To fulfill this obligation and perform its duties, the Audit Committee maintains effective working relationships with the Board, management, and our independent auditor.

Carlo Sistilli is the Chair of our Audit Committee and has extensive financial experience. He holds a Bachelor of Arts from York University, an Economics Major, Certified Management Accountant Designation and a Chartered Professional Accountant Designation. He has held a variety of executive positions in accounting and finance during the past 35 years. The Board has determined that Mr. Sistilli is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Relevant Education and Experience

A full description of the education and experience of the current members of the Audit Committee is available under the section entitled “Information as to our Board of Directors and Nominees - Biographies and Qualifications” detailed above.

Audit Committee Oversight

Additional information regarding the audit committee is contained in Item 10 of our Annual Report on Form 10-K, as filed with the SEC on December 12, 2019 and our Annual Information Form for the nine-month period ended September 30, 2019 as filed on SEDAR.

Compensation Committee

Our Compensation Committee is composed of Lorin Johnson, Sean MacDonald and Paul Pay (chair). The purpose of the Compensation Committee is to assist the Board’s oversight relating to compensation, including the approval of compensation for our Chief Executive Officer and our other named executive officers. It has overall responsibility for evaluating, and recommending to the independent members of the Board for approval, our compensation plans, policies and programs as such plans, policies and programs affect executive officers.

The Compensation Committee also reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviews and discusses, at least annually, the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.

All compensation decisions are made with consideration of the Compensation Committee’s guiding principles to provide competitive compensation for the purpose of attracting and retaining talented executives and employees and of motivating our employees to achieve improved company performance, which ultimately benefits our shareholders. The Compensation Committee has the authority to retain and terminate any advisors, including independent counsel, compensation consultants and other advisors to assist as needed, and has authority to approve the advisors’ fees, which will be paid by the Company, and the other terms and conditions of their engagement. The Compensation Committee considers input and recommendations from our Chief Executive Officer, who shall not be present during any committee deliberations with respect to his compensation, in connection with its review of our Company’s compensation programs and its annual review of the performance of the other executive officers.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Sean MacDonald, Carlo Sistilli and Peter van der Velden (chair). The purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become Board members; recommend to the Board individuals to serve as directors; advise the Board with respect to Board composition, procedures and committees; develop, recommend to the Board and annually review a set of corporate governance principles applicable to the Company; and oversee any related matters required by the federal securities laws.

Process for Identifying and Evaluating Potential Director Nominees. The Nominating and Corporate Governance Committee will identify, evaluate and recommend candidates to become members of our Board with the goal of creating a Board that, as a whole, consists of individuals with various and relevant career experience, industry knowledge and experience, and financial expertise. It will consider persons identified by its members, management, shareholders, investment bankers and others for nomination to the Board. Candidates, whether identified by the Nominating and Corporate Governance Committee or proposed by shareholders, will be reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our shareholders. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy concerning membership of the Board, it does consider diversity in its broadest sense when evaluating candidates, including persons diverse in gender, ethnicity, experience, and background.

Process for Shareholder Nominations. The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders. Shareholders who wish to recommend a candidate for election to the Board should send their letters to our Corporate Secretary at 100 Spy Court, Markham, ON Canada L3R 5H6.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth day following the day on which the first public announcement of the date of the special meeting was made.

Each of the nominees up for election at the Annual Meeting was recommended to the Board by the Nominating and Corporate Governance Committee.

Shareholder Communications with the Board of Directors

If you wish to communicate with the Board, you may send your communication in writing to our Corporate Secretary at our executive offices located at 100 Spy Court, Markham, ON Canada L3R 5H6. Please include your name and address in the written communication and indicate whether you are a shareholder. Our Corporate Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Executive Officers

Set forth below is certain information with respect to the names, ages, and positions of our executive officers as of March 20, 2020. Biographical information pertaining to Dr. Pardeep Nijhawan, who is a director and an executive officer, may be found in the above section entitled “Information as to our Board of Directors and Nominees - Biographies and Qualifications.” The executive officers serve at the pleasure of our Board of Directors.

Name	Age	Position(s) Held	Date of Appointment
Pardeep Nijhawan, MD	49	Director, Chief Executive Officer and Corporate Secretary	June 7, 2019
Kathi Niffenegger, CPA	62	Chief Financial Officer	November 1, 2013
Michael Brooks, PhD	41	President	June 7, 2019

Kathi Niffenegger, CPA has served as our Chief Financial Officer since 2013. She also previously served as the company’s Corporate Secretary from 2013 to June 2019. Ms. Niffenegger has more than 30 years of experience in accounting and finance in a range of industries, and has led audits of manufacturing, pharmaceutical and governmental grant clients. She has also developed specialized expertise in cost accounting systems and internal controls. Prior to joining the company, she held positions of increasing responsibility in the audit division of Glenn Burdette CPAs and served most recently as technical partner. Earlier in her career, she was the Chief Financial Officer of Martin Aviation. Ms. Niffenegger holds a B.S. degree in Business Administration, Accounting from California State University, Long Beach. She is a member of the American Institute of Certified Public Accountants (AICPA) and holds the Chartered Global Management Accountant (CGMA) designation.

Michael Brooks, PhD was appointed President of Edesa in June 2019, having served as Vice President of Corporate Development and Strategy for the company’s principal operating subsidiary, Edesa Biotech Research, Inc., since July 2015. Prior to joining Edesa, Dr. Brooks held positions of increasing responsibility at Cipher Pharmaceuticals Inc from 2010 to 2015 and served most recently there as Director of Business Development. Prior to joining Cipher, Dr. Brooks was a Post-Doctoral fellow at the University of Toronto. Dr. Brooks holds a Hons B.Sc. degree in Microbiology and a PhD in Molecular Genetics from the University of Toronto. Dr. Brooks received his MBA degree from the Rotman School of Management where he was a Canadian Institute for Health Research (CIHR) Science-to-Business Scholar.

Executive Compensation

As an emerging growth company under SEC rules and the JOBS Act and as a Smaller Reporting Company, we may provide scaled disclosure in Item 402 paragraphs (m) through (r). Our proxy disclosure has been prepared to comply with those U.S. requirements as allowed under National Instrument 51-102F6.

Named Executive Officers

For the purposes of this proxy statement, a named executive officer (NEO) of the Company means each of the following individuals:

(i)	All individuals serving as the Company’s principal executive officer or acting in a similar capacity during the last completed fiscal year (PEO), regardless of compensation level;

(ii)	the Company’s two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year; and

(iii)
Up to two additional individuals for whom disclosure would have been provided under (ii) above but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year.

Our named executive officers for the nine-month period ended September 30, 2019 were Pardeep Nijhawan, MD, Director, Chief Executive Officer and Corporate Secretary; Kathi Niffenegger, CPA, Chief Financial Officer; and Michael Brooks, PhD, President.

Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by or paid to the named executive officers for the nine-month period ended September 30, 2019 and year ended December 31, 2018.

Name and Principal Position	Fiscal Year		Salary ($)	Bonus ($)	Option Awards($) (1)	All Other Compensation ($)		Total ($)
Pardeep Nijhawan, MD	2019		$105,461	$-	$-	$24,571	(2)	$130,032
Director, Chief Executive	2018		27,116	-	1,594	32,415	(2)	61,125
Officer and Corporate Secretary

Kathi Niffenegger, CPA	2019	(3)	63,604	53,750	-	5,000	(4)	122,354
Chief Financial Officer	2018	(3)	-	-	-	-		-

Michael Brooks, PhD	2019		158,114	37,243	-	11,897	(5)	207,254
President	2018		170,445	51,706	1,594	7,280	(5)	231,025

(1)
The amounts shown in this column represent the aggregate grant date fair value of the share option awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, not the actual amounts paid to or realized by the named executive officers during the covered fiscal year. The assumptions used in determining grant date fair value of these awards are set forth in Note 6 to our audited consolidated financial statements for the nine-month period ended September 30, 2019 included in our Annual Report.

(2)
Represents (i) $23,884 in car allowance and (ii) $687 in health insurance in 2019 and (i) $32,415 in car allowance in 2018. The compensation was paid in Canadian dollars and was converted to US dollars using the average foreign exchange rate for the year from oanada.com.

(3)
Ms. Niffenegger was our Chief Financial Officer prior to our business combination with Edesa Research (as described below under the heading “Change in Control”) and her compensation during that time is not reflected in our audited consolidated financial statements included in our Annual Report. In 2019 prior to our business combination on June 7, 2019, she received salary of $97,599, bonus of $53,725 and other compensation of (i) $6,775 in health insurance and (ii) $4,540 in 401(k) company contributions. During fiscal 2018 she received salary of $208,637, bonus of $60,512 and other compensation of (i) $12,962 in health insurance and (ii) $6,077 in 401(k) company contributions.

(4)	Represents (i) $3,719 in health insurance and (ii) $1,281 in 401(k) company contributions.

(5)
Represents (i) $9,698 in car allowance and (ii) $2,199 in health insurance in 2019 and (i) $5,094 in car allowance and (ii) $2,186 in health insurance in 2018. The compensation was paid in Canadian dollars and was converted to US dollars using the average foreign exchange rate for the year from oanda.com.

Employment Agreements

Prior to the completion of our business combination with Edesa Research, Edesa Research had employment agreements in effect with Dr. Pardeep Nijhawan and Dr. Michael Brooks which are described below. Upon completion of our business combination transaction with Edesa Research, Dr. Nijhawan and Dr. Brooks each entered into new employment agreements with us which are also described below, and the old employment agreements were terminated.

Terminated Employment Agreement with Dr. Pardeep Nijhawan

On August 1, 2017, Edesa Research entered into an employment agreement with Dr. Pardeep Nijhawan which was to continue indefinitely until terminated in accordance with its terms. The employment agreement provided that during the term of the agreement, Dr. Nijhawan was to serve as Edesa Research’s Chief Executive Officer. In consideration for his services to Edesa Research, Dr. Nijhawan received a base salary of C$35,000 per annum and was eligible for coverage under Edesa Research’s standard benefit programs. The agreement was terminable by Edesa Research (i) for cause without notice or severance pay or (ii) without cause, in which case Edesa Research was to provide 18 months’ notice of termination or pay in lieu of notice (based on Dr. Nijhawan’s base salary) and benefits for up to 18 months following the provision of notice of termination. In addition, upon a termination by Edesa Research without cause, all options on a pro-rated basis were to be deemed vested on the business day immediately preceding the termination date and would remain exercisable for a period of 180 days. Dr. Nijhawan could resign from his employment at any time by providing two weeks advance notice to Edesa Research.

New Employment Agreement with Pardeep Nijhawan

On June 14, 2019 but effective as of June 7, 2019, we entered into an employment agreement with Pardeep Nijhawan, MD. Pursuant to the employment agreement, Dr. Nijhawan will serve as our Chief Executive Officer for an indefinite term until Dr. Nijhawan’s employment is terminated in accordance with the agreement. As compensation for his services to us, Dr. Nijhawan will receive a base salary of $300,000 per year and be eligible to receive a target annual bonus of 40% of his base salary, subject to achieving corporate and personal targets to be determined by us. Dr. Nijhawan will also receive an automobile allowance of $2,700 per month and be eligible to participate in our group insured benefits program, as may be in effect from time-to time for our employees generally, and executive employees specifically. Dr. Nijhawan is also eligible for future share and/or option grants, as determined by our Compensation Committee, commensurate with Dr. Nijhawan’s position and any business milestones which may be established by the Compensation Committee and subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

If Dr. Nijhawan’s employment with us is terminated for “Cause” (as such term is defined in the employment agreement), subject to applicable law, our only obligation shall be to provide Dr. Nijhawan with his base salary and vacation pay earned through the date of termination and all of Dr. Nijhawan’s vested or non-vested stock options which have not been exercised by Dr. Nijhawan as of the date of termination will be automatically extinguished. If Dr. Nijhawan is terminated by us without “Cause”, our only obligation shall be to provide Dr. Nijhawan with (i) a lump sum payment equal to Dr. Nijhawan’s then current base salary for twenty-four months (the “Severance Period”), (ii) a lump sum payment of the annual bonus to which Dr. Nijhawan is entitled for the fiscal year immediately preceding the date of termination, if such bonus has not already been paid, (iii) a lump sum payment equal to Dr. Nijhawan’s annual bonus entitlement, prorated over Dr. Nijhawan’s length of service in the fiscal year in which his employment is terminated, calculated in accordance with the terms of the employment agreement; (iv) payment of Dr. Nijhawan’s annual bonus entitlement during the full Severance Period, calculated in accordance with the terms of the employment agreement, (v) continuation of Dr. Nijhawan’s benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the employment agreement and (vi) subject to applicable law, all stock options granted to Dr. Nijhawan shall be exercisable in accordance with the terms of the applicable stock option plan. Dr. Nijhawan may resign from his employment at any time by providing us with a minimum of sixty days advance notice, in writing. Dr. Nijhawan’s notice may be waived by us, subject only to providing Dr. Nijhawan with payment of his base salary and continuation of benefits until the end of the notice period. If Dr. Nijhawan resigns from his employment, subject to applicable law, (i) all non-vested stock options and all vested stock options held by Dr. Nijhawan which have not been exercised by Dr. Nijhawan as of the date of termination shall be automatically extinguished and (ii) Dr. Nijhawan shall not be entitled to any bonus or pro rata bonus payment not already paid on or before the date of termination.

During the term of Dr. Nijhawan’s employment with us and for twelve months following the cessation of Dr. Nijhawan’s employment with us, Dr. Nijhawan is prohibited from competing with our business in North America. In addition, for twenty-four months following the cessation of Dr. Nijhawan’s employment with us, Dr. Nijhawan is prohibited from soliciting customers or prospective customers for any purpose competitive with our business, encouraging any customer to cease doing business with us and soliciting the employment or engagement of certain of our employees.

Terminated Employment Agreement with Michael Brooks

On August 28, 2017, Edesa Research entered into an employment agreement with Michael Brooks which was to continue indefinitely until terminated in accordance with its terms. The employment agreement provided that during the term of the agreement, Dr. Brooks was to serve as Edesa Research’s Vice President Corporate Development and Strategy. In consideration for his services to Edesa Research, Dr. Brooks received a base salary of C$220,000 per annum and was eligible for coverage under Edesa Research’s standard benefit programs. In addition, subject to achievement of bonus criteria established by Edesa Research, Dr. Brooks was eligible to receive an annual bonus award of up to 30% of his base salary.

The agreement was terminable by Edesa Research (i) for cause without notice or severance pay or (ii) without cause, in which case Edesa Research was to provide 12 months notice of termination or pay in lieu of notice (based on Dr. Brooks’s base salary) and benefits for up to 12 months following the provision of notice of termination. In addition, upon a termination by Edesa Research without cause, Dr. Brooks was entitled to a pro-rated bonus covering any year or partial actively worked from the time of the past applicable bonus period through to the termination date of Dr. Brooks employment and all options on a pro-rated basis would be deemed to be vested on the business day immediately preceding the termination date and would remain exercisable for a period of 180 days. In the event Dr. Brook’s employment was terminated in connection with a change of control event, any unvested options or other equity awards then held by Dr. Brooks would be deemed to be vested on the business day immediately preceding the termination date and were to remain exercisable for a period of 180 days. Dr. Brooks could also resign from his employment at any time by providing two weeks advance notice to Edesa Research. During the term of his employment and for a period of 12 months thereafter, Dr. Brooks was subject to certain non-solicitation provisions relating to Edesa Research’s employees, customers, prospective customers and suppliers. In addition, the agreement provided that, subject to certain exceptions, Dr. Brooks could not compete with the business of Edesa Research during the employment period and any notice period (or period paid in lieu of notice).

New Employment Agreement with Michael Brooks

On June 14, 2019 but effective as of June 7, 2019, we entered into an employment agreement with Michael Brooks, PhD. Pursuant to the employment agreement, Dr. Brooks will serve as our President for an indefinite term until Dr. Brooks’ employment is terminated in accordance with the agreement. As compensation for his services to us, Dr. Brooks will receive a base salary of $275,000 per year and be eligible to receive a target annual bonus of 40% of his base salary, subject to achieving corporate and personal targets to be determined by us. Dr. Brooks will also receive an automobile allowance of $2,000 per month and be eligible to participate in our group insured benefits program, as may be in effect from time-to time for our employees generally, and executive employees specifically. Dr. Brooks is also eligible for future share and/or option grants, as determined by our Compensation Committee, commensurate with Dr. Brooks’ position and any business milestones which may be established by the Compensation Committee and subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

If Dr. Brooks’ employment with us is terminated for “Cause” (as such term is defined in the employment agreement), subject to applicable law, our only obligation shall be to provide Dr. Brooks with his base salary and vacation pay earned through the date of termination and all of Dr. Brooks’ vested or non-vested stock options which have not been exercised by Dr. Brooks as of the date of termination will be automatically extinguished. If Dr. Brooks is terminated by us without “Cause”, our only obligation shall be to provide Dr. Brooks with (i) a lump sum payment equal to Dr. Brooks’ then current base salary for twelve months plus one additional month for every completed year of service since September 2015, not to exceed an aggregate of twenty-four months (the “Severance Period”), (ii) a lump sum payment of the annual bonus to which Dr. Brooks is entitled for the fiscal year immediately preceding the date of termination, if such bonus has not already been paid, (iii) a lump sum payment equal to Dr. Brooks’ annual bonus entitlement, prorated over Dr. Brooks’ length of service in the fiscal year in which his employment is terminated, calculated in accordance with the terms of the employment agreement; (iv) payment of Dr. Brooks’ annual bonus entitlement during the full Severance Period, calculated in accordance with the terms of the employment agreement, (v) continuation of Dr. Brooks’ benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the employment agreement and (vi) subject to applicable law, all stock options granted to Dr. Brooks shall be exercisable in accordance with the terms of the applicable stock option plan. If Dr. Brooks’ employment is terminated or “constructively terminated” (as such term is defined in the employment agreement) by us without “Cause” upon or within a twelve month period following a Change of Control (as such term is defined in the employment agreement), Dr. Brooks shall be entitled to the payments and benefits provided as described in clauses (ii) to (vi) above, plus a change of control payment equal to twenty-four months of the his then current base salary. Dr. Brooks may resign from his employment at any time by providing us with a minimum of sixty days advance notice, in writing. Dr. Brooks’ notice may be waived by us, subject only to providing Dr. Brooks with payment of his base salary and continuation of benefits until the end of the notice period. If Dr. Brooks resigns from his employment, subject to applicable law, (i) all non-vested stock options and all vested stock options held by Dr. Brooks which have not been exercised by Dr. Brooks as of the date of termination shall be automatically extinguished and (ii) Dr. Brooks shall not be entitled to any bonus or pro rata bonus payment not already paid on or before the date of termination.

During the term of Dr. Brooks’ employment with us and for twelve months following the cessation of Dr. Brooks' employment with us, Dr. Brooks is prohibited from competing with our business in North America. In addition, for twenty-four months following the cessation of Dr. Brooks' employment with us, Dr. Brooks is prohibited from soliciting customers or prospective customers for any purpose competitive with our business, encouraging any customer to cease doing business with us and soliciting the employment or engagement of certain of our employees.

New Employment Agreement with Kathi Niffenegger

On June 7, 2019, we entered into an employment agreement with Ms. Niffenegger. Pursuant to the employment agreement, Ms. Niffenegger will serve as our Chief Financial Officer. Both Ms. Niffenegger and we have the right to terminate the employment relationship at any time, with or without cause. As compensation for her services to us, Ms. Niffenegger will receive a base salary of $215,000 per year, a discretionary bonus in an amount up to 25% of her base salary based on her performance and the company’s performance, a one-time hiring and retention bonus of $53,750 which is subject to partial claw back if Ms. Niffenegger voluntary terminates her employment prior to March 1, 2020 and such other employee benefits as are generally provided to similarly situated employees of the company. Ms. Niffenegger may be eligible for future share and/or option grants in accordance with our executive compensation policy as in effect from time to time as determined by our Compensation Committee subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

If Ms. Niffenegger’s employment with us is terminated for “Cause” (as such term is defined in the employment agreement) or if Ms. Niffenegger resigns from her employment at any time, our only obligation shall be to provide Ms. Niffenegger with: (i) her accrued salary through and including her last day of employment (the “Separation Date”); (ii) reimbursement of any reimbursable expenses properly incurred through and including the Separation Date; and (iii) any benefit required under applicable law. If we terminates Ms. Niffenegger’s employment without “Cause” or if Ms. Niffenegger’s employment with us is “constructively terminated” (as such term is defined in the employment agreement) our only obligations shall be: (a) to provide Ms. Niffenegger with the same payments and benefits as would be provided if we had terminated her employment for Cause; and (b) subject to Ms. Niffenegger’s execution of a release in our favor, Ms. Niffenegger will also be paid, as severance, an amount equal to twelve months of her base salary at her then-current rate. In the event that Ms. Niffenegger’s employment is terminated or constructively terminated by us without Cause upon or within a twelve month period following a Change of Control (as defined in the employment agreement), Ms. Niffenegger shall be entitled to the payments and benefits as though she was terminated without “Cause”, plus an additional change of control payment equal to twelve months of her base salary.

During the term of Ms. Niffenegger’s employment with us, Ms. Niffenegger is prohibited from competing with our business. In addition, while Ms. Niffenegger is employed by us and for a period of one year thereafter, Ms. Niffenegger is prohibited from soliciting for employment certain of our employees.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table summarizes the equity awards made to our named executive officers that were outstanding at September 30, 2019.

			Option Awards
Name	Award grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)		Option exercise prices ($)	Option expiration date
Pardeep Nijhawan, MD	9/26/17	32,977	14,513	(2)	C$2.16	9/26/27
	12/28/18	-	1,620	(2)	C$2.16	12/28/28

Kathi Niffenegger, CPA	12/19/12	119	-		C$105.00	12/19/19
	5/14/13	214	-		C$243.60	5/14/20
	11/1/13	238	-		$768.60	11/1/20
	11/12/14	214	-		C$638.40	11/12/21
	12/22/15	238	-		$304.08	12/22/22
	12/20/16	238	-		$85.26	12/20/23
	3/12/18	833	-		$35.28	3/12/25

Michael Brooks, PhD	8/28/17	136,416	-		C$2.16	8/28/27
	9/26/17	16,875	7,424	(2)	C$2.16	9/26/27
	12/28/18	-	1,620	(2)	C$2.16	12/28/28

(1)	Our options vesting policy is described in the Outstanding Equity Awards Narrative Disclosure section.

(2)	The option will vest over a period of three years, with one-third vesting on the first anniversary of the date of grant and the remainder vesting on a pro-rata basis monthly thereafter.

Outstanding Equity Awards Narrative Disclosure

Equity Incentive Compensation Plan

We adopted an Equity Incentive Compensation Plan in 2019 (the “2019 Plan”) which amended and restated our 2017 Incentive Compensation Plan (the “2017 Plan”). Under the 2019 Plan, we are authorized to grant options, restricted shares and restricted share units (RSUs) to any of our officers, directors, employees, and consultants and those of our subsidiaries and other designated affiliates. The number of shares available for issuance under the 2019 Plan is 1,153,147, including shares available for the exercise of outstanding options under the 2017 Plan. The purpose of the 2019 Plan is to advance the interests of the Company by encouraging equity participation through the acquisition of common shares of the Company. The 2019 Plan is to be administered by the Compensation Committee of our Board of Directors, except to the extent (and subject to the limitations set forth in the 2019 Plan) the Board elects to administer the 2019 Plan, in which case the 2019 Plan shall be administered by only those members of the Board who are “independent” members of the Board. The administrator of the 2019 Plan has the power to, among other things:

●	allot common shares for issuance in connection with the exercise of options;

●	grant options, restricted shares or restricted share units;

●	amend, suspend, terminate or discontinue the plan; and

●	delegate all or a portion of its administrative powers as it may determine to one or more committees.

Options to purchase 319,645 common shares at prices ranging from C$2.16 to C$638.40 and $35.28 to $768.60 are outstanding at September 30, 2019. No restricted shares or restricted share units have been granted as of September 30, 2019.

There were no options granted during the nine-month period ended September 30, 2019 to directors, officers, employees or consultants under the 2019 Plan.

Options Vesting Policy

Vesting requirements for option awards are determined by the Compensation Committee or independent directors of the board. Outstanding options granted by Stellar Biotechnologies before the completion of our business combination became fully vested on June 7, 2019. Options granted by Edesa Research generally vested one-third upon the first anniversary of the date of grant and monthly thereafter until the third anniversary of the date of grant. The options granted by Edesa Research on August 28, 2017 were fully vested upon grant date.

Retirement Benefits

Executive officers and employees of our California subsidiary are eligible to receive the company’s non-elective contribution of 3% of eligible compensation under a 401(k) plan to provide retirement benefits. Any Company contributions we made to the plan for our named executive officers are reflected in the “All Other Compensation” column of the Summary Compensation Table above.

Other than the funds contributed under our 401(k) plan, no other funds were set aside or accrued by us during the nine-month period ended September 30, 2019 or in the year ended December 31, 2018 to provide pension, retirement or similar benefits for our named executive officers.

Director Compensation

The following table sets forth information regarding the compensation of our non-employee directors for the nine-month period ended September 30, 2019.

Name	Fees Earned or Paid in Cash($)		Option Awards($) (1)	All Other Compensation($)	Total ($)
Lorin Johnson, PhD	$10,608		$-	$-	$10,608
Sean MacDonald	15,833	(1)	-	-	15,833
Frank Oakes (2)	9,500		-	-	9,500
Paul Pay	23,238	(3)	-	-	23,238
Carlo Sistilli, CPA, CMA	13,775	(1)	-		13,775
Peter van der Velden	11,875	(1)(4)	-	-	11,875

(1)	The compensation was paid in Canadian dollars and was converted to US dollars using the average foreign exchange rate for the year from oanda.com.

(2)
Mr. Oakes was our Chief Executive Officer prior to our business combination with Edesa Research and his compensation during that time is not reflected in our audited consolidated financial statements included in this Annual Report. In the nine-month period ended September 30, 2019 prior to our business combination on June 7, 2019, he received salary of $120,269 and other compensation of (i) $9,752 in health insurance and (ii) $3,608 in 401(k) company contributions. During fiscal 2018 he received salary of $264,813, bonus of $50,000 and other compensation of (i) $20,197 in health insurance and (ii) $8,100 in 401(k) company contributions.

(3)
Includes $9,780 for board services rendered to Edesa Research prior to our business combination on June 7, 2019. The compensation was paid in British pounds and was converted to US dollars using the average foreign exchange rate for the year from oanda.com.

(4)	Fees of $10,870 and $1,005 were paid to Lumira Capital II, L.P. and Lumira Capital II (International), L.P., respectively, as compensation for Mr. van der Velden’s services on our board of directors.

Outstanding Equity Awards at September 30, 2019

The following table summarizes the equity awards made to our directors that were outstanding at September 30, 2019.

Name	Outstanding Options (#)
Lorin Johnson, PhD	-
Sean MacDonald	-
Frank Oakes	952
Paul Pay	32,399
Carlo Sistilli, CPA, CMA	-
Peter van der Velden	-

Narrative to Director Compensation Table

Non-Employee Director Compensation Policy

The board adopted a compensation policy effective upon completion of our business combination on June 7, 2019. As compensation for their services on the board of directors, each non-executive board member will receive annual base remuneration of $30,000 and the Chairman of the Board will receive annual remuneration of $50,000, inclusive of compensation for his services on committees of the board of directors. Each member of the Company’s Audit Committee will receive annual remuneration of $5,000, and the Chair of the Audit Committee will receive $10,000 annually for his services. Each member of the Company’s Compensation Committee and Nominating and Corporate Governance Committee will receive annual remuneration of $3,500 for each committee on which they serve, and the Chairs of each of the Compensation Committee and Nominating and Corporate Governance Committee shall receive $7,500 annually for their services. The Chief Executive Officer will not receive any additional compensation for his services on the board of directors.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table provides certain information as of September 30, 2019 about our common shares that may be issued under our equity compensation plans, which consists of our 2017 Incentive Compensation Plan in effect at September 30, 2019:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)(1)
Equity compensation plans approved by security holders	319,645	$3.38	33,502
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	319,645	$3.38	33,502

(1)
On October 22, 2019, a majority of the shareholders of Edesa adopted the 2019 Equity Incentive Compensation Plan which increased the number of securities available for future issuance under our equity compensation plan by 800,000 common shares.

Policies and Procedures for Review of Related Party Transactions

The Audit Committee reviews, approves and oversees any transaction between us and any “related person” (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations, on an ongoing basis. Under these policies and procedures, the Audit Committee is to be informed of transactions subject to review before their implementation. The procedures establish our practices for obtaining and reporting information to the Audit Committee regarding such transactions on a periodic and an as-needed basis. The policy provides that such transactions are to be submitted for approval before they are initiated but also provides for ratification of such transactions. No director who is interested in a transaction may participate in the Audit Committee’s determinations as to the appropriateness of such transaction.

Related Party Transactions

Lease Agreement

In January 2017, Edesa Research entered into a lease agreement with a company related to Pardeep Nijhawan, our Chief Executive Officer, for executive office space which serves as our head office through December 2022, with the option to extend the lease for an additional two years. Monthly rents range from C$8,320 to C$9,020 plus HST. Rents of approximately $58,000 and $79,000 were incurred in the nine-month period ended September 30, 2019 and the year ended December 31, 2018, respectively, of which approximately $14,000 was payable at December 31, 2018. No rent was payable at September 30, 2019.

Patent Royalty Agreement

In August 2002, our California subsidiary entered into an agreement with Frank Oakes, a director, where he would receive royalty payments in exchange for the assignment of his rights to U.S. Patent No. 6,852,338 to Stellar Biotechnologies, Inc. The royalty is 5% of gross receipts from products using this invention in excess of $500,000 annually. Patent royalties of approximately $20,000 were incurred in the nine-month period ended September 30, 2019 and royalties payable of approximately $23,000 were outstanding at September 30, 2019. No patent royalties were incurred or payable for the year ended December 31, 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors, executive officers, and beneficial owners of more than ten percent of our common shares file reports with the SEC on their initial beneficial ownership of our common shares and any subsequent changes. To our knowledge, based solely on a review of copies of such reports filed electronically with the Securities and Exchange Commission during the Company’s nine-month period ended September 30, 2019, during such period, each of our directors, executive officers, and beneficial owners of more than ten percent of our common shares filed on a timely basis all reports required by Section 16(a) of the Exchange Act, except for one report on Form 4 reporting one transaction that was filed late by Frank Oakes.

Security Ownership of Certain Beneficial Owners and Management

The following tables sets forth certain information as of March 20, 2020, with respect to the beneficial ownership of our common shares by: (1) all of our directors; (2) our named executive officers listed in the Summary Compensation Table; (3) all of directors and executive officers as a group; and (4) each person known by us to beneficially own more than 5% of our outstanding common shares.

We have determined beneficial ownership in accordance with the rules of the SEC, based on a review of filings with the SEC and information known to us. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common shares that they beneficially own, subject to applicable community property laws.

Common shares subject to options or warrants currently exercisable or exercisable within 60 days of March 20, 2020 are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person. The percentage ownership of our common shares of each person or entity named in the following table is based on 8,859,159 common shares outstanding as of March 20, 2020.

Directors and Officers

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Shares Beneficially Owned
Lorin Johnson, PhD	23,573	(2)	*
Sean MacDonald	18,763	(3)	*
Pardeep Nijhawan, MD	2,938,294	(4)	33.0%
Frank Oakes	14,252	(5)	*
Paul Pay	39,575	(6)	*
Carlo Sistilli, CPA, CMA	9,875	(7)	*
Peter van der Velden	2,182,746	(8)	24.6
Michael Brooks, PhD	190,186	(9)	2.1
Kathi Niffenegger, CPA	38,940	(10)	*

All directors and executive officers as a group (9 persons)	5,456,204	(11)	61.4%

* Percentage of shares beneficially owned does not exceed one percent.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Edesa Biotech, Inc., 100 Spy Court, Markham, ON Canada L3R 5H6.

(2)
Consists of (i) 8,524 Common Shares, (ii) 6,393 Common Shares issuable upon exercise of Class A Warrants, (iii) 4,262 Common Shares issuable upon exercise of Class B Warrants and (iv) 4,394 Common Shares issuable upon exercise of options that are exercisable within sixty days of March 20, 2020.

(3)	Consists of (i) 14,369 Common Shares and (ii) 4,394 Common Shares issuable upon exercise of options exercisable within sixty days of March 20, 2020.

(4)
Consists of A(i) 537,312 Common Shares and (ii) 44,294 Common Shares issuable upon exercise of options exercisable within sixty days of March 20, 2020 held by Pardeep Nijhawan; B(i) 2,121,024 Common Shares, (ii) 6,942 Common Shares issuable upon exercise of Class A Warrants and (iii) 4,628 Common Shares issuable upon exercise of Class B Warrants held by Pardeep Nijhawan Medicine Professional Corporation for which Pardeep Nijhawan has sole voting and dispositive power over all such shares and C(i) 224,094 Common Shares held by The Digestive Health Clinic Inc. for which Pardeep Nijhawan has sole voting and dispositive power over all such shares.

(5)
Consists of (A)(i) 6,165 Common Shares and (ii) 5,346 Common Shares issuable upon exercise of options that are exercisable within sixty days of March 20, 2020 held by Frank Oakes and (B)(i) 1,218 Common Shares, (ii) 914 Common Shares issuable upon exercise of Class A Warrants and (iii) 609 Common Shares issuable upon exercise of Class B Warrants held by Frank and Dorothy Oakes Family Trust for which each of Frank Oakes and Dorothy Oakes, as trustees, have voting and dispositive power over all such shares.

(6)
Consists of (i) 2,436 Common Shares, (ii) 1,827 Common Shares issuable upon exercise of Class A Warrants, (iii) 1,218 Common Shares issuable upon exercise of Class B Warrants and (iv) 34,094 Common Shares issuable upon exercise of options exercisable within sixty days of March 20, 2020.

(7)
Consists of (A) 4,394 Common Shares issuable upon exercise of options exercisable within sixty days of March 20, 2020 held by Carlo Sistilli and (B)(i) 2,436 Common Shares, (ii) 1,827 Common Shares issuable upon exercise of Class A Warrants and (iii) 1,218 Common Shares issuable upon exercise of Class B Warrants held by York-Cav Enterprises Inc for which Carlo Sistilli, as President and Director, has sole voting and  dispositive power over all such shares.

(8)
Consists of (A) 4,394 Common Shares issuable upon exercise of options exercisable within sixty days of March 20, 2020 held by Peter van der Velden; B(i) 1,833,066 Common Shares, (ii) 96,542 Common Shares issuable upon exercise of Class A Warrants and (iii) 64,362 Common Shares issuable upon exercise of Class B Warrants held by Lumira Capital II, L.P. and (C)(i) 169,502 Common Shares, (ii) 8,928 Common Shares issuable upon exercise of Class A Warrants and (iii) 5,952 Common Shares issuable upon exercise of Class B Warrants held by Lumira Capital II (International), L.P., an affiliate of Lumira Capital II, L.P. Lumira Capital GP, L.P., the general partners of which are Lumira GP Inc. and Lumira GP Holdings Co., is the general partner of each of Lumira Capital II, L.P. and Lumira Capital II (International), L.P. Each of Lumira Capital II, L.P. and Lumira Capital II (International), L.P. is managed by Lumira Capital Investment Management Inc. Each of Lumira Capital GP, L.P., Lumira GP Inc., Lumira GP Holdings Co. and Lumira Capital Investment Management Inc. may be deemed to beneficially own the shares held by Lumira Capital II, L.P. and Lumira Capital II (International), L.P. and such entities control voting and investment power over such shares through an investment committee of the Lumira group. Peter van der Velden is an executive officer of Lumira GP Inc., Lumira GP Holdings Co. and Lumira Capital Investment Management Inc.

(9)
Consists of (i)1,827 Common Shares, (ii) 1,371 Common Shares issuable upon exercise of Class A Warrants, (iii) 914 Common Shares issuable upon exercise of Class B Warrants and (iv) 186,074 Common Shares issuable upon exercise of options exercisable within sixty days of March 20, 2020.

(10)
Consists of (A) 36,199 Common Shares issuable upon exercise of options that are exercisable within sixty days of March 20, 2020 held by Kathi Niffenegger and (B) (i) 1,218 Common Shares, (ii) 914 Common Shares issuable upon exercise of Class A Warrants and (iii) 609 Common Shares issuable upon exercise of Class B Warrants held by the Kathi Niffenegger Trust for which Kathi Niffenegger, as trustee, has sole voting and dispositive power over all such shares.

(11)
Consists of (i) 4,923,191 Common Shares, (ii) 125,658 Common Shares issuable upon exercise of Class A Warrants, (iii) 83,772 Common Shares issuable upon exercise of Class B Warrants and (i) 323,583 Common Shares issuable upon exercise of options that are exercisable within sixty days of March 20, 2020.

 Shareholders Known by Us to Own 5% or More of Our Common Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares Beneficially Owned
10379085 Canada Inc. (1)	710,375	8.0%
Inveready (2)	531,986	6.0%
Lumira Capital II, L.P. (3)	2,178,352	24.6%

(1)
Consists of (i) 690,843 Common Shares, (ii) 11,719 Common Shares issuable upon exercise of Class A Warrants and (iii) 7,813 Common Shares issuable upon exercise of Class B Warrants . Voting and investment power over the shares held by 10379085 Canada Inc. is exercised by an investment committee of PCRI Inc., the parent of 10379085 Canada Inc. The address of the shareholder is 6111 vie. Royalmount Ave., Montreal, Quebec, Canada, H4P 2T4.

(2)
Consists of 531,986 Common Shares. Voting and investment power over the shares held by Inveready Innvierte Biotech II, S.C.R. S.A is exercised by its board of directors. The address of the shareholder is c/o Inveready Technology Investment Group, C/dels Cavaliers, 50, Barcelona, 08034, Spain.

(3)
Consists of A(i) 1,833,066 Common Shares, (ii) 96,542 Common Shares issuable upon exercise of Class A Warrants and (iii) 64,362 Common Shares issuable upon exercise of Class B Warrants  held by Lumira Capital II, L.P. and (B)(i) 169,502 Common Shares, (ii) 8,928 Common Shares issuable upon exercise of Class A Warrants and (iii) 5,952 Common Shares issuable upon exercise of Class B Warrants held by Lumira Capital II (International), L.P., an affiliate of Lumira Capital II, L.P. Lumira Capital GP, L.P., the general partners of which are Lumira GP Inc. and Lumira GP Holdings Co., is the general partner of each of Lumira Capital II, L.P. and Lumira Capital II (International), L.P.  Each of Lumira Capital II, L.P. and Lumira Capital II (International), L.P. is managed by Lumira Capital Investment Management Inc.  Each of Lumira Capital GP, L.P., Lumira GP Inc., Lumira GP Holdings Co. and Lumira Capital Investment Management Inc. may be deemed to beneficially own the shares held by Lumira Capital II, L.P. and Lumira Capital II (International), L.P and such entities control voting and investment power over such shares through an investment committee of the Lumira group.  The address of each entity listed in this note is 141 Adelaide Street West, Suite 770, Toronto, Ontario, Canada M5H 3L5.

Change of Control

On June 7, 2019, we completed a business combination with Edesa Biotech Research, Inc., formerly known as Edesa Biotech Inc. (“Edesa Research”), a company organized under the laws of the province of Ontario, in accordance with the terms of a Share Exchange Agreement, dated March 7, 2019, by and among the Company, Edesa Research and the shareholders of Edesa Research. At the closing of the transaction, we acquired the entire issued share capital of Edesa Research, with Edesa Research becoming a wholly owned subsidiary of ours. Also on June 7, 2019, in connection with and following the completion of the reverse acquisition, we effected a 1-for-6 reverse split of our Common Shares and changed our name to “Edesa Biotech, Inc.” At the closing of the transaction, the Edesa Research shareholders exchanged their shares for 88% of our outstanding shares on a fully diluted basis. Following the closing, our primary business is the business conducted by Edesa Research, which is a biopharmaceutical company focused on the development of innovative therapeutics for dermatological and gastrointestinal indications with clear unmet medical needs.

At the closing of the transaction, the Edesa Research shareholders received 6,249,780 of our Common Shares in exchange for the capital shares of Edesa Research and the holders of unexercised Edesa Research share options immediately prior to the closing of the transaction were issued replacement share options (“Replacement Options”) to purchase an aggregate of 297,422 of our Common Shares. On July 26, 2019, pursuant to the post-closing adjustment contemplated by the Share Exchange Agreement, we issued an additional 366,234 of our Common Shares to the Edesa Research shareholders and the holders of unexercised Edesa Research stock options immediately prior to the closing of the transaction were issued 17,701 additional Replacement Options to purchase our Common Shares. Following the completion of the transactions contemplated by the Share Exchange Agreement and the Reverse Split, there were approximately 7,504,468, of our Common Shares issued and outstanding and approximately 7,876,292 of our Common Shares outstanding on a fully-diluted basis, and the former Edesa Research shareholders and option holders owned approximately 6,931,137 of our Common Shares on a fully-diluted basis, or 88% of our Common Shares on a fully-diluted basis, and our shareholders and option holders prior to the transactions contemplated by the Exchange Agreement owned approximately 945,155 of our Common Shares on a fully-diluted basis, or 12% of our Common Shares on a fully-diluted basis.

Audit Committee Report

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

The Audit Committee reviews our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed our audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board (the PCAOB). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. In addition, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to us is compatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the nine-month period ended September 30, 2019, for filing with the SEC.

The foregoing report has been furnished by the members of the Audit Committee.

Carlo Sistilli, Chairman
Sean MacDonald
Paul Pay

  PROPOSAL NO. 2

APPOINTMENT OF AUDITORS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected MNP LLP as our auditors and independent registered public accounting firm for the year ending September 30, 2020, and the Board has approved such appointment. The Board has directed that a resolution to appoint MNP LLP as our auditors and independent registered public accounting firm for the ensuing year, be presented to our shareholders for approval at the Annual Meeting.

Representatives of MNP LLP are expected to be available at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

The following table shows the aggregate fees paid or accrued for audit and other services provided for the nine-month period ended September 30, 2019 and year ended December 31, 2018 rendered by MNP LLP.

Principal Accountant Fees and Services

Type of Service	Nine-Month Period 2019	Year Ended 2018

Audit Fees	$143,095	$88,260
Tax Fees	14,254	14,175
Total	$157,349	$102,435

Audit Fees consisted of fees incurred for professional services rendered for audits of the nine-month period ended September 30, 2019 and year ended December 31, 2018 and include procedures related to registrations and offerings.

Tax Fees consisted of fees incurred for professional services rendered for tax compliance related to tax returns during the nine-month period ended September 30, 2019 and year ended December 31, 2018.

Pre-Approval Policies and Procedures

The Audit Committee is directly responsible for the appointment, compensation and oversight of our auditors. It has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee also has the authority and the funding to engage independent counsel and other outside advisors.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to an amount or range of estimated fees.  All proposed engagements of the auditor for audit and permitted non-audit services are submitted to the Audit Committee for approval. Our auditors are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee approved 100% of the audit and non-audit services performed by our independent registered public accounting firm for the nine-month period ended September 30, 2019.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

Upon the completion of our business combination with Edesa Research on June 7, 2019, the audit committee of our Board of Directors approved the engagement of MNP LLP as our independent registered public accounting firm and Moss Adams LLP ("Moss Adams") resigned as our independent registered public accounting firm. The reports of Moss Adams on the Company’s financial statements for each of the two fiscal years ended September 30, 2018 and September 30, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended September 30, 2018 and 2017, and through the subsequent interim period through June 7, 2019, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the subject matter of the disagreements in connection with its reports and (ii) there were no “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC promulgated under the Exchange Act.

Vote Required

With regard to the appointment of our auditors and independent registered public accounting firm, votes may be cast “FOR” or “WITHHOLD.” The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to appoint MNP LLP as our auditors and independent registered public accounting firm for the ensuing year. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Recommendation

The Board recommends that shareholders vote “FOR” Proposal No. 2.

 OTHER INFORMATION

HOUSEHOLDING OF MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of these proxy materials may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of these proxy materials to any shareholder upon written or verbal request to us at our executive offices at 100 Spy Court, Markham, ON L3R 5H6 Canada, telephone: (289) 800-9600. Any shareholder who wants to receive separate copies of proxy materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one (1) copy per household, should contact that shareholder’s bank, broker, or other nominee record holder, or that shareholder may contact us at the address and phone number set forth above.

WHERE YOU CAN FIND MORE INFORMATION

Our Annual Report on Form 10-K for the nine-month period ended September 30, 2019, which was made available to shareholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Through our website, http://www.edesabiotech.com, we make available free of charge all of our SEC filings, including our proxy statements, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, as well as Form 3, Form 4, and Form 5 of our directors, officers, and principal shareholders, together with amendments to these reports filed or furnished pursuant to Sections 13(a), 15(d), or 16 of the Exchange Act. We will also provide upon written request, without charge to each shareholder of record as of the record date, a copy of our Annual Report on Form 10-K for the nine-month period ended September 30, 2019, as filed with the SEC. Any exhibits listed in the Annual Report on Form 10-K, as amended, also will be furnished, upon request, at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our executive offices at 100 Spy Court, Markham, ON L3R 5H6 Canada, telephone: (289) 800-9600.

OTHER BUSINESS

The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Pardeep Nijhawan
Pardeep Nijhawan, MD
Director, Chief Executive Officer and Corporate Secretary
(Principal Executive Officer)

Markham, ON, Canada
March 23, 2020

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Tuesday, May 12, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Tuesday, May 12, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D00849-P36176 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EDESA BIOTECH, INC.

1. Election of Directors	**For**	**Withhold**
1a. Lorin Johnson, PhD		
1b. Sean MacDonald		
1c. Pardeep Nijhawan, MD		
1d. Frank Oakes		
1e. Paul Pay		
1f. Carlo Sistilli, CPA, CMA		
1g. Peter van der Velden		

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

If you wish to appoint someone other than Dr. Pardeep Nijhawan, Director, Chief Executive Officer and Secretary of the Company, or Michael Brooks, PhD, President of the Company, as your proxy, please check box here. Please do not check box unless you want to exercise this option.

	Yes	**No**
Please indicate if you plan to attend this meeting.		

Authorized Signature(s) - This section must be completed for your instructions to be executed.
We authorize you to act in accordance with my/our instructions set out above. We hereby revoke any proxy previously given with respect to the Annual General Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.**

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D00850-P36176

EDESA BIOTECH, INC.
ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON
WEDNESDAY, MAY 13, 2020

Appointment of Proxyholder:

I/We being holder(s) of Edesa Biotech, Inc. hereby appoint: Dr. Pardeep Nijhawan, Director, Chief Executive Officer and Secretary of the Company, or failing him, Michael Brooks, PhD, President of the Company.

OR

Print the name of the person you are appointing if this person is someone other than the appointed proxyholders. ____________________

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Shareholders of Edesa Biotech, Inc. to be held at the Edesa Biotech, Inc., 100 Spy Court, Markham, Ontario L3R 5H6, Canada, on Wednesday, May 13, 2020, at 10:00 a.m. (Eastern Time) and at any adjournment or postponement thereof. **THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.**

Notes to proxy

1. **Every holder has the right to appoint another person or entity of their choice, who need not be a shareholder, to attend and act on the holder's behalf at the Annual General Meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
2. If the securities registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all registered owners must sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board.**
6. The securities represented by this proxy will be voted in favor or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instruction of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of the Annual General Meeting or other matters that may properly come before the Annual General Meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying Annual Report and proxy statement provided by the Company.

Proxies must be received by 11:59 PM (Eastern Time) on Tuesday, May 12, 2020.

*** Exercise Your *Right* to Vote ***

EDESA BIOTECH, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 16, 2020
Date: May 13, 2020 **Time:** 10:00 a.m. (Eastern Time)
Location: Edesa Biotech, Inc.
100 Spy Court
Markham, Ontario L3R 5H6, Canada

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D00873-P36176

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D00874-P36176

Voting Items

1. **Election of Directors**

   1a. Lorin Johnson, PhD

   1b. Sean MacDonald

   1c. Pardeep Nijhawan, MD

   1d. Frank Oakes

   1e. Paul Pay

   1f. Carlo Sistilli, CPA, CMA

   1g. Peter van der Velden

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

D00875-P36176